UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2024

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

2021 Spring Road, Suite 600
Oak Brook, IL 60523
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

TreeHouse Foods, Inc. (the "Company" or "TreeHouse") is announcing that Mark R. Hunter has resigned from the Board of Directors, effective at the completion of the 2024 Annual Meeting of the Company’s stockholders held on April 25, 2024. Mr. Hunter’s resignation is due to his personal and professional time commitments, including his relocation to Europe, and not due to any disagreements with the Company’s management or the Board on any matter relating to the Company’s operations, policies or practices. The Company will not be replacing Mr. Hunter on the Board, and immediately following the effective date of his resignation, the size of the Board was reduced to eight directors.

Item 5.07.     Submission of Matters to a Vote of Security Holders

On April 25, 2024, TreeHouse held its 2024 Annual Meeting of the Company’s stockholders. Set forth below are the final voting totals for the matters submitted to stockholders, as provided by the independent inspector of elections, acting on behalf of Broadridge Financial Solutions, for the Annual Meeting.

Proposal One: Election of Directors

Director Nominees	Votes For	Votes Against	Abstain	Broker Non-Votes
Adam J. DeWitt	50,827,776	253,460	24,145	1,210,255
Steven Oakland	49,852,483	1,244,135	8,763	1,210,255
Jill A. Rahman	50,574,373	521,329	9,679	1,210,255
Joseph E. Scalzo	50,556,413	517,443	31,525	1,210,255

Proposal Two: Advisory Vote to Approve the Company's Executive Compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
49,088,445	1,998,134	18,802	1,210,255

Proposal Three: Ratification of the Selection of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2024

Votes for	Votes Against	Abstain	Broker Non-Votes
51,967,676	338,092	9,868	—

Item 9.01.     Financial Statements and Exhibits

(d)Exhibits:

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	April 30, 2024	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary